Exhibit 21.1
------------

                      Subsidiaries of Anchor Holdings, Inc.

Jurisdiction in which Entity Formed                           Name
-----------------------------------                           ----
Delaware                                             Moll Industries, Inc.
---------------------------------------------------------------------------------------------
Delaware                                             Moll Industries, LLC
---------------------------------------------------------------------------------------------
Delaware                                             Moll Plastics, LLC
---------------------------------------------------------------------------------------------
France                                               Moll France SARL
---------------------------------------------------------------------------------------------
France                                               Moll Cassey SARL
---------------------------------------------------------------------------------------------
France                                               Moll Villers SARL
---------------------------------------------------------------------------------------------
France                                               Moll Blanzy SARL
---------------------------------------------------------------------------------------------
France                                               Moll Bonneval SARL
---------------------------------------------------------------------------------------------
France                                               Moll Rouvaray SARL
---------------------------------------------------------------------------------------------
France                                               Moll Saintrit SARL
---------------------------------------------------------------------------------------------
France                                               Moll Chalon SARL
---------------------------------------------------------------------------------------------
France                                               SCI Bonnevalaise
---------------------------------------------------------------------------------------------
France                                               IAC SARL
---------------------------------------------------------------------------------------------
France                                               SCI Terreau Brenot
---------------------------------------------------------------------------------------------
Belgium                                              Moll SPRL
---------------------------------------------------------------------------------------------
France                                               Staphane SARL
---------------------------------------------------------------------------------------------
Germany                                              Moll Industries Germany GmbH
---------------------------------------------------------------------------------------------
Germany                                              Moll Industries Paderborn Beteiligungs -
                                                     GmbH
---------------------------------------------------------------------------------------------
Germany                                              Moll Industries Paderborn GmbH & Co.
---------------------------------------------------------------------------------------------
United Kingdom                                       Moll Industries U.K., Limited
---------------------------------------------------------------------------------------------
Mexico                                               Cepillos De Matamaros S.A. de C.V.
---------------------------------------------------------------------------------------------
Barbados                                             Anchor Advanced Products Foreign Sales
                                                     Corporation
---------------------------------------------------------------------------------------------
